OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE 1 OF 2 PAGES

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Twenty-Five (25)	September 15, 2021	6153477	

6. ISSUED BY CODE	7. ADMINISTERED BY (If other than Item 6) CODE N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612	MID RCB-A

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code)	(X)	
BIOCRYST PHARMACEUTICALS, INC. 4505 EMPEROR BLVD SUITE 200 DURHAM, NC 27703		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN272201300017C
CODE / FACILITY CODE		10B. DATED (SEE ITEM 13) September 16, 2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

SOC 25.55 21- 8470038 $1,383,666.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER Specify type of modification and authority) FAR 52.217-7, Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return __ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

PURPOSE: This equitable adjustment was mutually agreed to pay for additional costs associated with the changes at USAMRID to Texas, additional manufacturing development costs and the overhead for Option 10. This is the commencement of Closing out the contract.

The completion date of the contract is unchanged to September 30, 2022. (Unchanged)
Total cost obligated by this action is changed from $45,931,229 to $47,314,895
Contract cost ceiling is changed to $47,314,895

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Jon P. Stonehouse CEO		John Outen, Contracting Officer Office of Acquisitions, DEA, NIAID, NIH, DHHS	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] (Signature of person authorized to sign)	9/15/21	BY John E. Outen -S (Signature of Contracting Officer)	Digitally signed by John E. Outen -S Date: 2021.09.16 09:40:56 -04'00'

<u>Beginning with the effective date of this modification, ARTICLE B.2. ESTIMATED COST –OPTION AND ARTICLE G.3 INVOICE SUBMISSION /CONTRACT FINANCING REQUEST IS REVISED</u>

ARTICLE B.2. ESTIMATED COST – Contract is revised to incorporate changes (a, and b) with changes in the table below:

a. The estimated cost of this contract is $47,314,895 with the addition of $1,383,666 as a revision of additional funds.

b. Contractor agrees to waive fee of $158,697 form Option 10 and it is reflected in the overall price

END OF MODIFICATION 25 OF HHSN272201300017C